ADVANCE CAPITAL I, INC.
SUPPLEMENT DATED DECEMBER 31, 2012
TO THE PROSPECTUS DATED APRIL 30, 2012

As of December 31, 2012, Advance Capital Management recommended and the Advance Capital I Board of Directors passed a resolution terminating the sub investment advisor relationship with Seizert Capital Partners, LLC. The following are revisions to the Prospectus disclosures for the Core Equity Fund effective January 1, 2013.

The Prospectus is revised as follows:

On page 15 of the Prospectus, the "PRINCIPAL INVESTMENT STRATEGIES OF THE FUND"
section is deleted in its entirety and replaced with the following:

The Core Equity Fund strives to reach its investment objective under normal market and economic conditions by investing, under normal circumstances, at least 80% of net assets in the equity securities of a diversified group of large company stocks with a market capitalization of more than $4.5 billion at the time of purchase. These companies may be headquartered in the U.S. or in foreign countries. Generally, the Fund will invest in 75 to 125 stocks at any given time.

The advisor follows a "bottom-up" investment analysis process where it first screens attractive stock candidates using a quantitative multi-factor model analyzing a universe of domestic companies with a market capitalization over $4.5 billion. These factors include: earnings quality, debt-to-capital, valuation and dividend yield on both an absolute and relative basis. Stocks that meet these quantitative model requirements are then analyzed on a rigorous fundamental basis. This qualitative analysis involves a review of a company's profitability, cash flow, capital spending and balance sheet trends as well as their products, competitive position, business practices and management. At this time price targets are established for both an initial purchase and ultimate sale of each security. These targets are periodically adjusted based on changes within the company and overall market. The last piece of the selection process is portfolio construction. The portfolio managers determine the weight of each security in the portfolio and relative sector weight compared to the benchmark.

As a security nears its price target, the advisor generally scales out of a holding by reducing the size of the position on a gradual basis. The most common reason for a sale is that our process has identified a superior risk/reward opportunity for the portfolio. If a security has deteriorating fundamentals, or has rapidly reached our price target the entire position is usually sold. The portfolio managers do not employ strategies that limit losses or cap potential gains but any significant price movement will prompt a review of the security and the rationale for owning it.

On page 16 of the Prospectus, the "PRINCIPAL RISKS OF INVESTING IN THE FUND"
section is deleted in its entirety and replaced with the following:

VALUE STOCKS - Investments in value stocks involve investing in stocks that are undervalued by measures such as price-to-book ratio and price-to-earnings ratio. Many value stocks pay a dividend and are fairly mature companies and in established markets. Investors typically invest in value stocks for their upside potential and consistent dividend payout. Some risks of investing in value stocks include a declining business model, more nimble and smaller competitors, and falling dividends. In general, value stocks have less price swings than growth stocks and could underperform in rising markets. The advisor's assessment of a stock's value may never be fully recognized or realized by the market. A stock judged to be undervalued may actually be appropriately priced or its price may fail to meet the adviser's expectations.

GROWTH STOCKS - Growth stocks can be volatile for several reasons. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.

MARKET RISK - Changing stock market conditions will affect the Fund's share price. The Core Equity Fund should not be relied on for short-term needs. Returns from stocks held in the Fund will rise and fall with changes in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment

On page 18 of the Prospectus, under the "MANAGEMENT" section, all reference to the subadvisor and their portfolio managers has been deleted.

On page 22 of the Prospectus, the "CORE EQUITY FUND" section has been deleted in its entirety and replaced with the following:

The Core Equity Fund strives to reach its investment objective under normal market and economic conditions by investing, under normal circumstances, at least 80% of net assets in the equity securities of a diversified group of large company stocks with a market capitalization of more than $4.5 billion at the time of purchase. These companies may be headquartered in the U.S. or in foreign countries. Generally, the Fund will invest in 75 to 125 stocks at any given time.

The portfolio managers of the Core Equity Fund believe that active portfolio management may be rewarded due to a level of inefficiency in the market. These inefficiencies can be uncovered quantitatively and enhanced by a fundamental review. They are exploited through a rigorous and consistently applied discipline which is focused on valuation characteristics, changing investor expectations, earnings quality and effective capital deployment. The Fund generally invests in large value stocks with a history of paying a dividend each year. When choosing stocks, the portfolio managers use a combination of top-down quantitative models, and fundamental bottom-up research to select companies with the following characteristics:

* Low price to earnings ratios
* Low price to book ratios
* Modest debt-to-capital
* High quality of earnings
* Positive dividend history
* Upside potential

The portfolio managers screen a universe of stocks with a market capitalization of $4.5 billion or more for the above characteristics. The combined output of the individual models is aggregated and each security is provided a relative score. Stocks with an attractive score are evaluated further using traditional fundamental techniques for balance sheet strength, earnings sustainability and free cash flow. Stocks with attractive characteristics after this review are deemed potential candidates for inclusion in the fund?s portfolio. An additional review is made for technical factors such as current price trends, volume and current stock ownership to help identify appropriate entry and exit points. Finally, the portfolio managers evaluate any insights that they can develop regarding competitors, management or industry trends to verify the information mentioned above. The result is a list of attractive stocks that ultimately are available for investment by the Fund.

The Fund will normally have a broad diversification across sectors and any individual stock positions are normally limited to 5% of total assets at purchase.

The Core Equity Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

* The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
* Whether a security's price is overvalued compared to future earnings growth.
* How changes in the economy will impact the value of a company's stock.
* Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

On page 26 and 27 of the Prospectus, under the "MANAGEMENT" section, all reference to the subadvisor and its portfolio managers has been deleted and replaced with the following:

Seizert Capital Partners, LLC served as sub-adviser to the Core Equity Fund from January 2, 2008 until December 31, 2012. For its services, Seizert Capital Partners, LLC received an annual fee from the Advisor equal to 0.40% of the average daily net assets of the Fund.



ADVANCE CAPITAL I, INC.
SUPPLEMENT DATED DECEMBER 31, 2012
TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 30, 2012

On page 15 of the SAI, the "INVESTMENT ADVISOR AND SUBADVISOR" section has been revised to remove reference to the subadvisor and is replaced with the following:

Advance Capital Management, Inc. (the "Advisor") serves as investment advisor to each of the Funds. The principal business address of the Advisor is One Towne Square, Suite 444, Southfield, Michigan 48076. The Advisor is a wholly-owned subsidiary of Advance Capital Group, Inc. ("ACG"), the Administrator and Transfer Agent for the Funds, and ACG is controlled by John C. Shoemaker, Robert J. Cappelli and Raymond A. Rathka, each of whom owns 28.96% of the outstanding voting stock of ACG. The Advance Capital Group, Inc. Employee Stock Ownership Plan owns 13.12% of the outstanding voting stock of ACG.

The Investment Advisory Agreement provides that the Advisor shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Advisor in the performance of their duties or from reckless disregard by them of their duties and obligations there under.

The Advisor has agreed to pay certain expenses, including the fees associated with the hiring of a Subadvisor, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund. Specifically, the Advisor will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.

For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Advisor receives a fee of 0.80% of the average daily net assets of the Core Equity Fund. From time to time, as it may deem appropriate in its sole discretion, the Advisor may waive a portion or all of its advisory fee. Seizert Capital Partners, LLC served as sub-adviser to the Core Equity Fund from January 2, 2008 until December 31, 2012. For its services, Seizert Capital Partners, LLC received an annual fee from the Advisor equal to 0.40% of the average daily net assets of the Fund.

During the fiscal years ended December 31, 2009, 2010 and 2011, the Funds paid the following amounts to the Advisor relating to investment advisory services:

                                   2009            2010             2011
                                ----------      ----------      ----------
Retirement Income Fund          $1,640,818      $1,559,580      $1,361,913
Balanced Fund                   $1,290,791      $1,269,336      $1,216,675
Equity Growth Fund              $  608,343      $  691,441      $  703,504
Core Equity Fund                $   71,066      $   81,227      $   81,904

As of January 1, 2012, the Retirement Income Fund, Balanced Fund and Equity Growth Fund each held a promissory note in the principal amount of $31,881, $964,879 and $917,746 respectively, payable by the Advisor (the "Promissory Notes"). The Promissory Notes represent amounts owing to the Retirement Income Fund, Balanced Fund and Equity Growth Fund from the Advisor relating to erroneous calculations of per share net asset values by the Advisor that occurred in 2007 and 2008. Each promissory note is unsecured and is payable over 7 years at an interest rate of 3.5% above the prime rate. The Promissory Notes may be repaid in full or in part at any time without penalty. For additional information on the Promissory Notes, see Note 4 of the Notes to the Financial Statements appearing in the Annual Report for the year ended December 31, 2011.

On page 16 of the SAI, the "SUBADVISOR PORTFOLIO MANAGER COMPENSATION" section is deleted in its entirety.

On page 17 of the SAI, the "FUND OWNERSHIP BY PORTFOLIO MANAGERS" section has been revised to remove reference to the subadvisor and is replaced with the ollowing:

The equity securities in the Advance Capital I, Inc. Funds beneficially owned by the portfolio managers as of December 31, 2011, were as follows:

                                               DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER       ADVANCE CAPITAL FUND            BENEFICALLY OWNED (1)
--------------------------------------------------------------------------------
Christopher M. Kostiz   Retirement Income Fund   None
                        Balanced Fund            $50,001 - $100,000
                        Equity Growth Fund       $50,001 - $100,000
                        Core Equity Fund         $10,001 - $50,000

Gregory O. MacKenzie    Retirement Income Fund   None
                        Balanced Fund            None
                        Equity Growth Fund       None
                        Core Equity Fund         $1 - $10,000

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over $100,000.

On page 17 of the SAI, the "OTHER FUNDS OR ACCOUNTS MANAGED" section has been deleted in its entirety and replaced with the following:

Mr. Kostiz is responsible for the fixed income portion of the Balanced
Fund and Retirement Income Fund. He is also responsible for the oversight of the equities in the Equity Growth, Balanced and Core Equity Fund. He also oversees the management of the portfolios for 4 additional investment accounts held by clients of Advance Capital Management, Inc., which represented approximately $2.0 million of assets under management as of December 31, 2011. Neither Mr. Kostiz nor Mr. MacKenzie is responsible for providing investment management of the portfolios of any other registered investment companies or pooled investment vehicles. Mr. MacKenzie is not responsible for the day-to-day management of any investment accounts other than those of the Funds.

On page 17 and 18 of the SAI, the "CONFLICTS OF INTEREST" section is deleted in its entirety and replaced with the following:

Advance Capital Management has adopted policies designed to address any potential conflicts associated with managing multiple portfolios. These policies include trading, best execution, 17A-7 and others. At this time, the company manages exclusively the Advance Capital I funds and may, in the future, manage separate accounts on behalf of institutions, pensions, colleges and universities.

Appendix B-2 of the SAI, "PROXY VOTING POLICIES OF SEIZERT CAPITAL PARTNERS"
section is deleted in its entirety.